Per Share Data	12 Months Ended
Mar. 31, 2011
Per Share Data
Per Share Data

(20) Per Share Data

The following table sets forth the computation of basic and diluted net income (loss) per share as of March 31:

	Yen (Millions) except per share data
	2009	2010	2011
Numerator:
Net income (loss)	¥(74,902)	(11,454)	3,163

Denominator:
Basic weighted average shares of common stock outstanding	178,724,884	178,722,505	175,481,854
Dilutive effect of exercise of stock options	—	—	13,604

Diluted weighted average shares of common stock outstanding	178,724,884	178,722,505	175,495,458

Basic net income (loss) per share	¥(419.09)	(64.09)	18.03
Diluted net income (loss) per share	(419.09)	(64.09)	18.03

At March 31, 2009, 2010 and 2011, Advantest had outstanding stock options into 3,938,980, 3,060,000 and 1,610,000 shares of common stock, respectively, which were anti-dilutive and excluded from the calculation of diluted net income per share but could potentially dilute net income per share in future periods.